CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Accounts and bills receivable, allowance for doubtful accounts (in dollars)	$ 22,593	$ 20,057
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	204,375,226	204,375,226
Ordinary shares, shares outstanding	204,375,226	204,375,226